THIOKOL CORPORATION

                        G R A N T    A G R E E M E N T

                           Incentive Stock Option
                     Amended and Restated June 16, 1997


     AGREEMENT,   made  this  26th  day  of  August  1997  between  Thiokol
Corporation, a Delaware corporation ("Company" and Employee whose name appears on the Notice of Grant of Stock attached hereto ("Employee").

     WHEREAS, the Committee (as defined in Section 1.4), has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the stock option provided for herein to the Employee in consideration of Employee's services to the company or a Company Subsidiary and as an incentive for increased efforts during the Employee's service to the Company or a Company Subsidiary, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

     WHEREAS, the stock option subject to this agreement is granted pursuant to the terms of the Thiokol Corporation 1996 Stock Awards Plan dated August 15, 1996.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                 ARTICLE I

                                DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms which are not defined below shall have the meaning specified in the Plan.

Section 1.1 - Beneficiary
-------------------------

          "Beneficiary" shall mean the person or persons properly designated by the Employee, including his spouse or heirs at law, to exercise such Employee's rights under the Plan in the event of the Employee's death, or if the Employee has not designated such person or persons, or such person or persons shall all have pre-deceased the
Employee, the executor or administrator of the Employee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

Section 1.2 - Board
-------------------

          "Board" shall mean the Board of Directors of the Company.

Section 1.3 - Code
------------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4 - Committee
-----------------------

          "Committee" shall mean the Committee of the Board appointed as provided in the Plan.

Section 1.5 - Company
---------------------

          "Company" shall mean Thiokol Corporation, a Delaware corporation.

Section 1.6 - Company Subsidiary
--------------------------------

          "Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.7  - Date of Grant
-----------  ---------------

          "Date of Grant" shall mean the date on which the Board grants the option hereunder and from which the Anniversary Date set forth in the Vesting Schedule shall be determined.

Section 1.8 - Exchange Act
--------------------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9 - Option
--------------------

          "Option" shall mean the incentive stock option to purchase Common Stock of the Company granted under this Agreement.

Section 1.10 - Plan
-------------------

          "Plan" shall mean the Thiokol Corporation 1996 Stock Awards Plan.

Section 1.11 - Rule 16b-3
-------------------------

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.12 - Securities Act
-----------------------------

          "Securities Act" shall mean the Securities Act of 1933, as amended.




                                 ARTICLE II

                              GRANT OF OPTION
                              ---------------


Section 2.1 - Grant of Option. In consideration of Employee's services to the Company or Company Subsidiary, Thiokol Corporation grants to Employee the option to purchase shares of its Common Stock (par value $1 per share) at a purchase price set forth on the Notice of Grant of Stock attached hereto (the fair market value of such shares on the Date of Grant), subject to the conditions of this Agreement.

Section 2.2 - Adjustments in Option. Subject to Section 5.3, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or property) of a reorganization, recapitalization, spin-off, stock dividend, stock split, combination, reclassification, reverse stock split, merger, consolidation, split-up, spin-off, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, or other similar corporate transaction or event or other increase or reduction in the number of issued shares of Common Stock, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Option the Committee may, in order to prevent the dilution or enlargement of rights under awards, make such adjustments in any and all of the number and type of shares covered by the option, or with respect to which payments are measured under, outstanding awards and the exercise price specified herein as may be determined to be appropriate and equitable, to the end that after such event the optionees' proportionate interest shall be maintained as before the occurrence of such event.. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share; provided, however, that each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company, and all other interested persons.

                                ARTICLE III

                          PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of EXERCISABILITY

          (a) Subject to subsection (b) and Section 3.4, the Option shall become exercisable (vested) as follows:


OPTION VESTING
SCHEDULE

First  Business Day Following the     Portion of the Option Become Exercisable
Anniversary Date from Date of Grant   (Vested) on Such Anniversary Date
-----------------------------------   ---------------------------------

One year from date of grant                     33.3 percent

Two years from date of grant                    66.6 percent

Three years from date of grant                 100.0 percent


     No fractional share of a vested option is exercisable until such anniversary date from the date of grant as the remainder of such fractional share becomes exercisable.


          No part of the Option will be exercisable prior to the first business day following the expiration of one year from the Date of Grant set forth on the Notice of Grant of Stock attached hereto.

          (b) Subject to the exception for retirement set forth in Section 3.3(b), no portion of the Option (including any portion of the Option not yet vested under Section 3.1(a) which is unexercisable at termination of employment shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability. After the Option becomes exercisable pursuant to Section 3.1(a), the Option shall remain exercisable until it has been exercised or until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option.

          (a) The Option (or any portion of the Option not yet vested under Section 3.1(a) as the case may be) may not be exercised to any extent by anyone after the first to occur of the following events:

               (i) The expiration of ten (10) years from the date the Option was granted; or

               (ii) Except  in the  event of a  Change  in  Control  of the
                    Company as defined in Section 3.4 below or as otherwise provided herein, the expiration of three (3) months from the date of the Employee's termination of employment unless such termination of employment results from his death or his retirement pursuant to the terms of a pension plan of the Company; PROVIDED, HOWEVER, if during the first two years following a Change in Control of the Company, Employee's employment terminates other than pursuant to the terms of a pension plan of a Company and Employee's Option was exercisable on the date of termination of Employee's employment, it will remain exercisable for a period of six months and one day after termination of Employee's employment, or until the Expiration Date, whichever occurs first.

               (iii)Except  in the  event of a  Change  in  Control  of the
                    Company as defined in Section 3.4 below, the close of business in the office of the Corporate Secretary of the Company ten years from the date of Grant set forth on the Notice of Grant of Stock attached hereto (the
                    "Expiration Date"); PROVIDED, HOWEVER, if Employee should die while actively employed by the Company prior to the Expiration Date, Employee's Option will remain exercisable for a period of three months after the date of Employee's death.

               (iv) Except as provided in subsection (b), the expiration of two (2) years from the date of Employee's death while an employee of the Company or after Employee's retirement pursuant to the terms of a pension plan of the Company, as the case may be.

               (v)  The  effective  date of the  Committee's  action  under
                    Section 5.3 (ii), (iii) or (iv) (except in the case of an action providing for assumption of the Option).

         (b) If Employee's employment with the Company terminates prior to the Expiration Date because of Employee's retirement pursuant to the terms of a pension plan of the Company, Employee's Option will remain exercisable until the Expiration Date so long as Employee is alive until the Expiration Date. Any portion of the Option not yet vested at the Employee's Date of Retirement will automatically vest with the passage of time (as if the retired employee had remained actively employed) pursuant to the Option Vesting Schedule set forth in Section 3.(a) so long as the Employee is alive.

Section 3.4 - Acceleration Of Exercisability Upon Change In Control Of The Company. Notwithstanding any provision herein to the contrary, to the extent the Employee's Option has not been exercised previously or any portion of such Option has not yet vested under Section 3.1(a), Employee's Option shall become immediately and fully vested and shall be exercisable from and after the occurrence of a Change in Control of the Company; PROVIDED, HOWEVER, that this acceleration of Exercisability shall not take place if this Option becomes unexercisable under Section 3.3 prior to the occurrence of a Change of Control of the Company; and PROVIDED, FURTHER, that no Option shall be exercisable by any Employee who is then subject to Section 16 of the Exchange Act until the expiration of the period ending six months and one day after the later of date the Option is granted or deemed regranted. A Change in Control of the Company shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15 percent or more of either (i) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); PROVIDED, HOWEVER, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege); (ii) any acquisition by the Corporation; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or
          (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) below are satisfied; or

     (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Board") of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation: (i) more than 60 percent of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were
          the  beneficial   owners,   respectively,
          of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; (ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 15 percent or more of the Outstanding Corporation Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 15 percent or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation; or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition: (A) more than 60 percent of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale of other disposition, directly or indirectly, 15 percent or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 15 percent or more of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (C) at least a majority of the members of the board  of  directors  of such  corporation  were  members  of the
          Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation. The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.

Section 3.5 - Incentive Stock Options. The Company intends that the Option shall be treated as an "incentive stock option" (within the meaning of Section 422 of the Code) to the extent permitted by the Code. To the extent that the Code does not permit the Option to be treated as an "incentive stock option," the Option shall be treated as a non-qualified option.

Section 3.6 - Special Tax Consequences. The Employee acknowledges that, to the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Employee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Company Subsidiary) exceeds $100,000, such options shall be treated as not qualifying under Section 422 of the Code but rather shall be treated as non-qualified options to the extent required by Section 422 of the Code. The Employee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

                                 ARTICLE IV

                             EXERCISE OF OPTION
                             ------------------

Section 4.1 - Person Eligible to Exercise. During Employee's lifetime, Employee's option is exercisable only by Employee unless it has been disposed of pursuant to a Qualified Domestic Relations Order (AQDRO@). After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his Beneficiary.

Section 4.2 - Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

Section 4.3 - Procedure for Exercise. The Option may be exercised with respect to shares of the Company's Common Stock granted to Employee in the amount specified ("Option Shares") at any time from the date that any portion of the Option described in the Vesting Schedule set forth in
Section 3.1(a) becomes exercisable pursuant to Section 3.1(a) or 3.4 until the Option expires pursuant to Section 3.3 by: (i) delivery of written notification of exercise and payment in full either in cash or in Common Stock of the Company delivered to the Corporate Secretary of the Company for all Option Shares being purchased plus the amount of any federal and state income taxes required to be withheld by reason of the exercise of Employee's option; and (ii) if requested, within the specified time set forth in any such request, delivery to the Company of such written representations and undertakings as may, in the opinion of the Company's legal counsel, be necessary or desirable to comply with federal and state tax and securities laws and (iii) if requested, a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The record date of Employee's ownership of all Option Shares purchased under this option shall be the date upon which the above-described notification and payment are received by the Company, provided that any requested representations, undertakings and agreements are delivered within the time specified. In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

     The  Committee  may,  in  its  absolute   discretion,   take  whatever
additional actions it deems appropriate to insure the observance and performance of such representations, undertakings and agreements and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection and the representations, undertakings and agreements referenced herein.

Section 4.4 - Securities Law Restrictions. Employee understands and acknowledges that applicable securities laws govern and may restrict Employee's right to offer, sell, or otherwise dispose of any Option Shares. Employee may not offer, sell or otherwise dispose of any Option Shares unless Employee's offer, sale or other disposition thereof is registered under the Securities Act of 1933 (the "1933 Act") or an exemption from the registration requirements of the 1933 Act, such as the exemption afforded by Rule 144 of the Securities and Exchange Commission ("SEC"), is available. Employee further understands and acknowledges that one of the requirements of Rule 144 is that there shall be available adequate current public information with respect to the Company at the time of the proposed disposition of the Option Shares, and that the Company is not obligated hereunder to file reports with the SEC or otherwise make current public information available for such purpose or to take any other action to make available an exemption from the registration requirements of the 1933 Act. Employee agrees that Employee will not offer, sell or otherwise dispose of any Option Shares in any manner which would (i) require the Company to file any registration statement with the

SEC; (ii) require the Company to amend or supplement any registration statement which the Company at any time may have on file with the SEC; or
(iii) violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law.

Section 4.5 - Conditions to Issuance of Stock Certificates. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.6 - Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


                                 ARTICLE V

                              OTHER PROVISIONS

Section 5.1 - Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final

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and  binding  upon the  Employee,  the  Company  and all  other  interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code are required to be determined in the sole discretion of the Committee.

Section 5.2 - Non-Transferability. Employee's option is personal to Employee and shall not be transferable by Employee otherwise than by will or the laws of descent and distribution or pursuant to a QDRO. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that this
Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution or pursuant to QDRO.

Acquisition or Liquidation of the Company and Other Corporate Events. Subject to the provisions of this Section 5.3, in the event of any transaction or event described in Section 2.2, a change in control, or similar transaction by the Company or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, if the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to the Option to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee in its discretion is hereby authorized to provide for such terms as it deems appropriate by action taken prior to the occurrence of such transaction or event: (i) for adjustments to the Option in order to prevent the dilution or enlargement of rights thereunder or to provide for acceleration of benefits thereunder;
(ii) for either the purchase of the Option for an amount of cash equal to the amount that could have been attained upon the exercise of such option or realization of the Participant's rights had the Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee in its sole discretion; (iii) that it cannot be exercised after such event; (iv) that upon such event, the Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. No adjustment or action described in this Section 5.3 or in any other provision of this Agreement shall be authorized to the extent that such adjustment or action would cause the Agreement or the Plan or the Option to violate Section 422(b)(1) of the Code or would cause the Option to fail to so qualify under
Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be

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authorized  to the  extent  such  adjustment  or  action  would  result  in short-swing profits liability under Section 16 or violate the exemptive conditions or Rule 16b-3 unless the Committee determines that the option or other award is not to comply with such exemptive conditions.

Section 5.4 - Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.5 - Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Corporate Secretary, and any notice to be given to the Employee shall be addressed to him at the address maintained by the Corporation in its business records. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.6 - Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.7 - Approval by Shareholders. This grant is made pursuant to the 1996 Stock Awards Plan adopted by the Board of Directors on April 18, 1996. The Plan is subject to approval by the Shareholders within 12 months after April 18, 1996. Should the stockholders of the Company not approve such Plan, this Stock Option Grant Agreement shall become null and void and you shall have no rights hereunder.

Section 5.8 - Notification of Disposition. The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made
(a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.9 - Governing Law. This Grant Agreement and the Plan shall be construed in accordance with and governed by the laws of the State of Utah.

Section 5.10 - Conformity to Securities Laws. The Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and

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may be exercised,  only in such a manner as to conform to such laws,  rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.11 - Amendments. This Agreement and the Plan may be amended without the consent of the Optionee provided that such amendment would not impair any rights of the Optionee under this Agreement. No amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

Section 5.12 - Conformity With Plan. Employee's option is intended to conform in all respects with the Plan, a copy of which is attached hereto. Inconsistencies between this Grant Agreement and the Plan shall be resolved in accordance with the terms of the Plan. All definitions stated in the Plan shall be fully applicable to this Grant Agreement.

Section 5.13 - Employment and Successors. Nothing herein or in the Plan confers any right or obligation on Employee to continue in the employ of the Company or Company Subsidiary or shall affect in any way Employee's right or the right of the Company or Company Subsidiary, as the case may be, which are hereby expressly reserved, to terminate Employee's employment at any time. Employee agrees that Employee is an Employee at will and can be terminated by the Company or Company Subsidiary, as the case may be, at any time. Nothing herein or in the Plan is to be interpreted as an express or implied contract of employment. This Grant Agreement and the Plan shall be binding upon any successor or successors of the Company.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 21st day of August 1997.



         THIOKOL CORPORATION                                EMPLOYEE



By:      ______________________________        By:    _______________________
         Corporate Secretary